UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2009
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

GMAC INC.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200  Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2009, GMAC LLC, the predecessor to GMAC Inc. (“GMAC”), and GM Preferred Finance Co. Holdings LLC (“GM HoldCo”) entered into a registration rights agreement (the “GM Registration Rights Agreement”) relating to GMAC’s Series A Preferred Stock, held by GM HoldCo as a result of the Conversion (as defined in Item 3.03 below).  Pursuant to the GM Registration Rights Agreement, GMAC will, subject to certain conditions, at its own cost, file a shelf registration statement covering the Series A Preferred Stock within 15 days after the date that GMAC files its Form 10-Q for the third quarter of 2009 (the “Shelf Filing Deadline”).  GMAC will use its commercially reasonable efforts to have the shelf registration statement declared or become effective and to keep it effective until all shares of Series A Preferred Stock registered thereunder are either sold pursuant to an effective registration statement or in a private transaction in which GM Holdco’s rights under the GM Registration Rights Agreement are not transferred, are eligible for resale under Rule 144 without regard to volume or manner of sale, or have ceased to be outstanding.  Under certain circumstances, GMAC is obligated to facilitate underwritten offerings pursuant to the shelf registration statement on behalf of a holder of Series A Preferred Stock.

At any time following the Shelf Filing Deadline, if there is no effective shelf registration statement covering the Series A Preferred Stock, subject to certain limitations, GM HoldCo or any holder of Series A Preferred Stock may request registration under the Securities Act of all or any portion of the Series A Preferred Stock held by such holder on Form S-1 or any similar long-form registration or on Form S-3 or any similar short-form registration, if available.  GMAC will not be obligated to effectuate (i) more than one registration in response to such a demand in any 12-month period; or (ii) any non-underwritten registration in response to such a demand for any securities that may be sold without restriction under Rule 144 at the time of such demand.

Subject to certain exceptions, if GMAC proposes to register any of its equity securities other than Series A Preferred Stock in an underwritten offering, or in any registration at any time when there is no effective shelf registration statement covering the Series A Preferred Stock, and the registration form may be used for the Series A Preferred Stock, GMAC must give notice to holders of its Series A Preferred Stock and, subject to certain limitations, provide an opportunity to such holders to include their Series A Preferred Stock in such registration statement.

A copy of the GM Registration Rights Agreement is included as Exhibit 10.1 hereto and is incorporated by reference herein. The foregoing summary is qualified in its entirety by reference thereto.

Item 3.03	Material Modification to Rights of Security Holders.

Effective June 30, 2009, GMAC LLC was converted (the “Conversion”) from a Delaware limited liability company into a Delaware corporation pursuant to Section 18-216 of the Delaware Limited Liability Company Act and Section 265 of the Delaware General Corporation Law, and was renamed “GMAC Inc.”  The Conversion became effective upon the filing with the Secretary of State of Delaware of a Certificate of Conversion and Certificate of Incorporation.  Bylaws of GMAC Inc. were also adopted in connection with the Conversion. As a result of the Conversion, GMAC will be subject to corporate U.S. federal, state and local taxes beginning in the third quarter of 2009.   Additionally, following the Conversion GMAC will recognize deferred tax assets and liabilities. The Conversion will facilitate implementation of the registration rights that GMAC has provided to its common and certain of its preferred shareholders.

Each unit of each class of membership interest issued and outstanding immediately prior to the Conversion has been converted into shares of capital stock of GMAC with substantially the same rights and preferences as such membership interests.  Holders of GMAC LLC’s common membership interests received an equivalent number of shares of common stock of GMAC Inc.  Holders of GMAC LLC’s GM Preferred Membership Interests received an equivalent number of shares of GMAC’s Fixed Rate Perpetual Preferred Stock, Series A.  Holders of GMAC LLC’s Class C Membership Interests received an equivalent number of shares of GMAC’s Preferred Stock, Series C-1.  Holders of GMAC LLC’s Class D-1 Fixed Rate Cumulative Perpetual Preferred Membership Interests received an equivalent number of shares of GMAC’s Fixed Rate Cumulative Perpetual Preferred Stock, Series D-1.  Holders of GMAC LLC’s Class D-2 Fixed Rate Cumulative Perpetual Preferred Membership Interests received an equivalent number of shares of GMAC’s Fixed Rate Cumulative Perpetual Preferred Stock, Series D-2.  Holders of GMAC LLC’s Class E Fixed Rate Perpetual Preferred Membership Interests received an equivalent number of shares of GMAC’s Fixed Rate Perpetual Preferred Stock, Series E.  Holders of GMAC LLC’s Class F Fixed Rate Cumulative Mandatorily Convertible Preferred Membership Interests received an equivalent number of shares of GMAC’s Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series F.

Following the Conversion, GMAC has issued and outstanding common stock, Series A Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, Series D-2 Preferred Stock, Series E Preferred Stock and Series F Preferred Stock. In connection with the Conversion, preferred stock currently issued by Preferred Blocker Inc., a wholly-owned subsidiary of GMAC, must be converted into or exchanged for preferred stock of GMAC.  GMAC has separately authorized for issuance Series G Preferred Stock for this purpose.

The Certificate of Conversion, Certificate of Incorporation (including the terms of each series of GMAC’s preferred stock), and the Bylaws of GMAC Inc. are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.1	GMAC Inc. Certificate of Conversion, dated June 30, 2009
3.2	GMAC Inc. Certificate of Incorporation, dated June 30, 2009
3.3	Bylaws of GMAC Inc., dated June 30, 2009
10.1	Registration Rights Agreement between GMAC Inc. and GM Preferred Finance Co. Holdings LLC, dated June 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC Inc.
(Registrant)

Dated:	July 1, 2009	/S/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer
and Controller

EXHIBIT INDEX

Exhibit No.	Description
3.1	GMAC Inc. Certificate of Conversion, dated June 30, 2009
3.2	GMAC Inc. Certificate of Incorporation, dated June 30, 2009
3.3	Bylaws of GMAC Inc., dated June 30, 2009
10.1	Registration Rights Agreement between GMAC Inc. and GM Preferred Finance Co. Holdings LLC, dated June 30, 2009